EXHIBIT 23



                         CONSENT OF INDEPENDENT AUDITORS


As independent auditors, we hereby consent to the incorporation of our report, included in this Form 11-K, into PepsiAmericas, Inc.'s previously filed Registration Statement File No. 333-79095.


/s/ OSTROW REISIN BERK & ABRAMS, LTD.

Chicago, Illinois
June 28, 2001